UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Airgain, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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AIRGAIN, INC. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AIRG Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 9, 2023. To order paper materials, use one of the following methods. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. AIRGAIN, INC. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AIRG Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 9, 2023.

To order paper materials, use one of the following methods. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. AIRGAIN, INC. Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report on Form 10-K Annual Meeting of Stockholders

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AIRG for more details To attend the meeting, you must register by 2:00 PM PT on June 19, 2023 at www.proxydocs.com/AIRG SEE REVERSE FOR FULL AGENDA P.O. BOX 8016, CARY, NC 27512-9903

Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 21, 2023 For Stockholders of record as of April 24, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AIRG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

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AIRGAIN, INC. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To elect two directors to serve as Class I directors for a three-year term to expire at the 2026 annual meeting of stockholders. 1.01 James K. Sims 1.02 Tzau-Jin Chung 2. To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the the Securities and Exchange Commission. 4. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

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